June 24, 2004

EDGAR

United States Securities and
Exchange Commission
Judiciary Plaza
450 Fifth Street, N.W.
Washington, D.C. 20549

Re:  Form N-CSR
     John Hancock Bank and Thrift Opportunity Fund (the "Registrant")

     File Nos.  811-8568

Ladies and Gentlemen:

Enclosed herewith for filing pursuant to the Investment Company Act of 1940 and the Securities Exchange Act of 1934 is the Registrant's Form N-CSR filing for the period ending April 30, 2004.

If you have any questions or comments regarding this filing, please contact the undersigned at (617) 375-1513.

Sincerely,


/s/Alfred P. Ouellette
Alfred P. Ouellette
Senior Attorney and Assistant Secretary


ITEM 1.  REPORT TO SHAREHOLDERS.

JOHN HANCOCK
Bank and Thrift
Opportunity Fund

4.30.2004

Semiannual Report

[A 2" x 1" John Hancock (Signature)/John Hancock Funds logo in lower, center middle of page. A tag line below reads "JOHN HANCOCK FUNDS."]

[A photo of James A. Shepherdson, Chairman, President and Chief Executive Officer, flush left next to first paragraph.]

WELCOME

Table of contents

Your fund at a glance
page 1

Managers' report
page 2

Fund's investments
page 6

Financial statements
page 11

For your information
page 25


To Our Shareholders,

I am pleased to be writing to you as Chairman, President and Chief Executive Officer of John Hancock Funds, LLC.

As you may know, John Hancock Financial Services, Inc. -- the parent company of John Hancock Funds -- was acquired by Manulife Financial Corporation on April 28, 2004. The merger combines two exceptionally strong companies into a single, integrated, global market leader whose scale and capital will create an industry pacesetter strengthening our company's leadership in markets around the world.

Although this change has no impact on the mutual funds you have invested in, it did bring with it some changes in the executive-level management of John Hancock Funds. Specifically, Maureen Ford Goldfarb has decided to step down as chairman, president and chief executive officer in order to pursue personal interests. Since her appointment in January 2000, Maureen has provided John Hancock Funds with strong leadership and steady guidance through several years of extremely turbulent market and industry conditions.

Effective May 12, 2004, I have also been appointed by your Board of Trustees to the roles of Trustee, President and Chief Executive Officer of your fund. I have been in the investment business for over 25 years, most recently as President of Retirement Services at John Hancock Financial Services. In that role, my responsibilities included developing and directing the sale of John Hancock's variable and fixed annuity businesses through a diverse distribution network of banks and broker-dealers -- including wirehouses, regional brokerage houses and financial planners.

Prior to joining John Hancock, I served as Co-Chief Executive Officer of MetLife Investors Group, a subsidiary of MetLife, Inc. In that capacity my responsibilities included the design, manufacture and distribution of MetLife's annuity and life insurance products sold through third-party channels.

Although there has been a change in executive-level management, the one thing that never wavers is John Hancock Funds' commitment to placing the needs of our shareholders above all else. We are all dedicated to the task of working with you and your financial advisors to help you reach your long-term financial goals.

Sincerely,

/S/ JAMES A. SHEPHERDSON

James A. Shepherdson,
Chief Executive Officer

This commentary reflects the CEO's views as of April 30, 2004. They are subject to change at any time.

YOUR FUND
AT A GLANCE

The Fund seeks
long-term capital
appreciation by
normally invest-
ing at least 80%
of its assets in
equity securities
of U.S. regional
banks and thrifts
and holding
companies that
primarily own
or receive a sub-
stantial portion
of their income
from regional
banks or thrifts.

Over the last six months

* The stock market advanced, but encountered headwinds late in the period.

* Financial stocks, especially banks, lagged the broader market as fears grew that the Federal Reserve would raise rates sooner than later.

* The Fund's focus on banks held back its relative performance.

[Bar chart with heading "John Hancock Bank and Thrift Opportunity Fund." Under the heading is a note that reads "Fund performance for the six months ended April 30, 2004." The chart is scaled in increments of 1% with 0% at the bottom and 3% at the top. The bar represents the 2.41% total return for John Hancock Bank and Thrift Opportunity Fund. A note below the chart reads "The total return for the Fund is at net asset value with all distributions reinvested."]

Top 10 holdings

 3.1%   Bank of America Corp.
 3.0%   Wells Fargo & Co.
 3.0%   Zions Bancorp.
 2.9%   Wachovia Corp.
 2.8%   SouthTrust Corp.
 2.8%   U.S. Bancorp
 2.7%   National Commerce Financial Corp.
 2.7%   Comerica, Inc.
 2.7%   Compass Bancshares, Inc.
 2.6%   Fifth Third Bancorp

As a percentage of net assets on April 30, 2004.

BY JAMES K. SCHMIDT, CFA, AND LISA A. WELCH, PORTFOLIO MANAGERS

MANAGERS' REPORT

JOHN HANCOCK
Bank and Thrift
Opportunity Fund

James J. McKelvey, previously a member of the Fund's portfolio management team, recently left John Hancock Advisers, LLC to pursue other opportunities.

Stocks advanced over the six months ended April 30, 2004, but encountered headwinds as the period progressed. In November 2003, stocks were in the midst of a year-long rally, lifted by historically low interest rates, a rebounding economy, tax cuts and positive corporate earnings results. But in 2004, stocks were choppy as investors worried about terrorism and Iraq, and good economic news in April that sparked fears that the Federal Reserve would raise interest rates sooner than later to ward off inflation. Even with the turmoil, the broad market, as measured by the Standard & Poor's 500 Index, returned 6.27% for the six months ended April 30, 2004.

"...financial stocks, and
 banks in particular, wound
 up underperforming the
 market over the period..."

Like the broader market, financial stocks began the period on a high note, lifted by news of the mega-merger between Bank of America and FleetBoston and heightened takeover speculation, and further bolstered by a string of mergers in early 2004. But financial stocks, and banks in particular, wound up underperforming the market over the period because investors view them as especially sensitive to rising interest rates. As a rate hike became increasingly certain and increasingly near, investors sold off the group. As a result, the S&P 500 Financials Index returned 4.67% for the period.

FUND PERFORMANCE

For the six months ended April 30, 2004, John Hancock Bank and Thrift Opportunity Fund posted a total return of 2.41% at net asset value, compared with the 4.89% return of the average open-end financial services fund, according to Lipper, Inc. Keep in mind that your net asset value return will be different from the Fund's performance if you were not invested in the Fund for the entire period and did not reinvest all distributions. Our heavy concentration in banks was the main reason for our relative underperformance versus both our benchmark index and peer group, since banks lagged behind the stock-market-sensitive groups such as life insurers, investment bankers and asset managers.

[Photos of Jim Schmidt and Lisa Welch flush right next to first paragraph.]

MERGER-RELATED BANKS DOMINATE

Despite the banks' underperformance, there were exceptions, specifically banks that were involved in mergers, and they were some of our greatest contributors to performance. Bank One Corp.'s stock did exceptionally well after its announced acquisition by J.P. Morgan Chase, whose stock also rose, as the market liked the low-premium deal and believed managements' arguments about the companies' synergies. Both FleetBoston and Bank of America served us well when their stocks rose after an initial shakeout period following the merger announcement. And GreenPoint Financial's stock rose on takeover rumors, which preceded North Fork Bancorp.'s merger announcement.

"...banks that were
 involved in mergers...
 were some of our
 greatest contributors
 to performance."

There were a number of other announced mergers during the period in which a Fund holding was the acquisition target. Allegiant Bancorp was purchased by National City Corp., Community First Bankshares, Inc. was acquired by BNP Paribas (BankWest), Local Financial Corp. was bought by International Bancshares, CCBT Financial Cos. was taken over by Banknorth Group, Inc. and Union Planters Corp. entered into a merger agreement with Regions Financial.

This increased merger activity reverses the trend of recent years, where the falloff reached its low point in 2002. We believe the activity level will remain higher than it was, but not return to the frenetic pace, or pricing levels, of 1997--1998. The current merger renaissance reaffirms two of our theses: that banks perceive there to be value in bank branch networks and that there are still too many banks -- currently 8,000 -- that will inevitably consolidate to a more workable level of 4,000 nationwide.

[Table at top left-hand side of page entitled "Top five industry groups." The first listing is Banks-regional 55%, the second is Banks-superregional 27%, the third Thrifts 5%, the fourth Mortgage banking 4%, and the fifth Finance 4%.]

DISAPPOINTMENTS

Some of our disappointments during the period were stocks that had produced exceptional results in 2003 and took a breather, such as Zions Bancorp and U.S. Bancorp. Others included banks with disappointing earnings news such as Fifth Third Bancorp. In addition, Washington Mutual, M&T Bank Corp. and BB&T all fell on the drop-off in mortgage-related activity and the challenging mortgage environment.

FUNDAMENTALS STILL STRONG

Bank fundamentals remain in good shape, with first quarter earnings solid and within the range we expected, averaging 8% growth. The biggest positive is asset quality, as commercial credit quality has improved faster than we thought, due primarily to the strong economy. With the bull market, market-related revenues and capital markets activity have also picked up. We're still waiting for a pickup in commercial loan activity and are seeing more signs that it will happen, but no evidence yet that it has. Our sense is that it will begin to accelerate later in the year. Margins, which had come under pressure in this low-rate environment, seem to have stabilized, but have yet to improve.

[Pie chart in middle of page with heading "Portfolio diversification As a percentage of net assets on 4-30-04." The chart is divided into two sections (from top to left): Common stocks 99% and Short-term investments & other 1%.]

A WORD ABOUT INTEREST RATES

In this period, the increasing likelihood of a Fed rate hike hurt financial stocks as the knee-jerk reaction of investors was that rising rates would be a detriment to earnings. We continue to believe that the relationship between interest rates and banks is more complicated and nuanced than the market believes. Commercial banks have improved their ability to maintain stable margins as rates change and indeed many banks would see net

[Table at top of page entitled "SCORECARD." The header for the left column is "INVESTMENT" and the header for the right column is "PERIOD'S PERFORMANCE...AND WHAT'S BEHIND THE NUMBERS." The first listing is Bank One followed by an up arrow with the phrase "Boosted by deal with J.P. Morgan." The second listing is GreenPoint Financial followed by an up arrow with the phrase "Acquisition by North Fork lifts stock." The third listing is BB&T followed by a down arrow with the phrase "Mortgage-related earnings miss."]

interest income benefit from a 50 basis point increase in Fed Funds. We have studied the relationship between interest rates and the relative performance of banks and other financials in great detail, and have found that there is relatively little correlation. The market impact of a Fed tightening is very short-lived and almost completely vanishes over horizons beyond six months.

MANAGED DISTRIBUTION

In December 2003, the Fund was granted an exemptive order from the Securities and Exchange Commission to implement a managed distribution plan. The plan requires the Fund to make quarterly distributions totaling at least 10% per year of the Fund's net asset value as of the prior calendar year-end. The first distribution was made in March 2004.

OUTLOOK

We remain positive about the prospects for bank stocks. Strong fundamentals, steady earnings and rising dividends as the result of tax law changes make the group a compelling component of a diversified portfolio. Good economic growth and a vibrant stock market could cause the group to underperform faster-growing market sectors. But if the economy falters, banks still have the ability to generate more steady results. Banks also stand to benefit from a resurgence in commercial lending and continued consolidation.

"Banks also stand to benefit
 from a resurgence in
 commercial lending and
 continued consolidation."

This commentary reflects the views of the portfolio managers through the end of the Fund's period discussed in this report. The managers' statements reflect their own opinions. As such, they are in no way guarantees of future events, and are not intended to be used as investment advice or a recommendation regarding any specific security. They are also subject to change at any time as market and other conditions warrant.

Sector investing is subject to greater risks than the market as a whole.

FINANCIAL STATEMENTS

FUND'S
INVESTMENTS

Securities owned
by the Fund on
April 30, 2004
(unaudited)

This schedule is divided into three main categories: common stocks, bonds and short-term investments. Common stocks and bonds are further broken down by industry group. Short-term investments, which represent the Fund's cash position, are listed last.


ISSUER                                                                                         SHARES           VALUE
COMMON STOCKS 99.22%                                                                                     $858,399,429
(Cost $394,655,998)

Banks -- Regional 54.67%                                                                                  472,993,637
ABC Bancorp. (GA)                                                                              65,400       1,246,524
Alabama National Bancorp. (AL)                                                                142,500       7,270,350
AmericanWest Bancorp. (WA) *                                                                  357,921       6,542,796
AmSouth Bancorp. (AL) +                                                                        95,879       2,111,256
Banknorth Group, Inc. (ME) +                                                                  482,474      14,778,179
BB&T Corp. (NC) +                                                                             344,846      11,893,739
Beverly National Corp. (MA)                                                                    47,500       1,223,125
BOK Financial Corp. (OK) * +                                                                  113,795       4,444,833
Camden National Corp. (ME)                                                                    140,000       4,292,400
Capital City Bank Group, Inc. (FL) +                                                           59,635       2,310,856
Cardinal Financial Corp. (VA) *                                                                86,200         771,490
Cascade Bancorp. (OR) +                                                                       194,272       3,257,941
CCBT Financial Cos., Inc. (MA)                                                                184,700       6,180,062
Charter One Financial, Inc. (OH)                                                              370,000      12,346,900
Chittenden Corp. (VT)                                                                         140,196       4,264,762
City National Corp. (CA)                                                                      224,427      13,835,925
Colonial BancGroup (The), Inc. (AL)                                                           585,200      10,082,996
Columbia Bancorp. (MD)                                                                         90,000       2,610,000
Columbia Bancorp. (OR)                                                                          5,250          77,700
Columbia Banking System, Inc. (WA)                                                              2,500          56,100
Commercial Bankshares, Inc. (FL)                                                               63,702       1,686,829
Community Banks, Inc. (PA)                                                                    105,055       3,225,188
Community First Bankshares, Inc. (ND)                                                         213,100       6,857,558
Compass Bancshares, Inc. (AL) +                                                               600,857      23,048,875
Cullen/Frost Bankers, Inc. (TX)                                                                20,000         866,000
Desert Community Bank (CA)                                                                    137,500       3,386,625
DNB Financial Corp. (PA)                                                                       65,830       1,734,620
East-West Bancorp., Inc. (CA)                                                                 340,000      19,152,200
Financial Institutions, Inc. (NY)                                                              73,000       1,701,630
First Charter Corp. (NC)                                                                       52,200       1,077,930
First Horizon National Corp. (TN)                                                             170,900       7,512,764
First National Bankshares of Florida (FL)                                                      90,049       1,657,802

See notes to
financial statements.


6


FINANCIAL STATEMENTS


ISSUER                                                                                         SHARES           VALUE
Banks -- Regional (continued)
First Regional Bancorp. (CA) (r) *                                                            100,000      $2,722,500
First Regional Bancorp. (CA) *                                                                 50,000       1,512,500
First State Bancorp. (NM)                                                                      65,000       2,064,400
FNB Bankshares (ME)                                                                            62,340       1,355,895
F.N.B. Corp. (FL) +                                                                            90,049       1,764,960
Fulton Financial Corp. (PA)                                                                   101,718       2,095,391
Glacier Bancorp., Inc. (MT)                                                                   235,385       7,214,550
Harleysville National Corp. (PA)                                                              131,216       3,429,986
Hibernia Corp. (Class A) (LA)                                                                 230,000       5,011,700
Independent Bank Corp. (MI)                                                                   308,105       7,711,868
Local Financial Corp. (OK) (R)                                                                310,000       6,754,900
M&T Bank Corp. (NY) +                                                                         238,657      20,285,845
Marshall & Ilsley Corp. (WI)                                                                  334,545      12,301,220
MB Financial, Inc. (IL)                                                                       105,000       3,701,250
Mercantile Bankshares Corp. (MD) +                                                            209,500       8,991,740
Merrill Merchants Bankshares, Inc. (ME)                                                        73,687       1,743,508
Mid-State Bancshares (CA)                                                                      50,000       1,124,500
National Commerce Financial Corp. (TN)                                                        873,392      23,223,493
North Fork Bancorp., Inc. (NY)                                                                290,800      10,794,496
Northrim Bancorp., Inc. (AK)                                                                   70,053       1,519,380
Oriental Financial Group (Puerto Rico)                                                         18,395         524,625
Pacific Capital Bancorp. (CA)                                                                 273,266      10,023,397
Prosperity Bancshares, Inc. (TX) +                                                            120,000       2,780,400
Provident Bankshares Corp. (MD) +                                                             165,058       4,649,684
S&T Bancorp., Inc. (PA)                                                                       154,700       4,398,121
Sandy Spring Bancorp., Inc. (MD)                                                                9,500         339,910
Security Bank Corp. (GA)                                                                       35,000       1,116,500
Sky Financial Group, Inc. (OH)                                                                234,850       5,612,915
SouthTrust Corp. (AL)                                                                         784,350      24,377,598
Southwest Bancorp. of Texas, Inc. (TX) *                                                      260,330      10,587,621
Summit Bancshares, Inc. (TX)                                                                  139,500       3,906,000
Synovus Financial Corp. (GA) +                                                                450,000      10,741,500
Taylor Capital Group, Inc. (IL)                                                               213,200       4,428,164
TCF Financial Corp. (MN) +                                                                    214,008      10,604,096
TriCo Bancshares (CA)                                                                          26,500         921,670
UCBH Holdings, Inc. (CA)                                                                      200,000       7,404,000
Umpqua Holdings Corp. (OR)                                                                    177,901       3,371,224
Union Planters Corp. (TN)                                                                     127,390       3,541,442
Univest Corp. (PA)                                                                            136,812       6,731,150
Valley National Bancorp. (NJ)                                                                 149,892       3,874,708
West Coast Bancorp. (OR)                                                                       67,583       1,486,826
Whitney Holding Corp. (LA)                                                                    106,500       4,366,500
Wilmington Trust Corp. (DE)                                                                   350,000      12,169,500
Yardville National Bancorp. (NJ)                                                               97,400       2,386,300
Zions Bancorp. (UT)                                                                           456,825      25,819,749

See notes to
financial statements.


7


FINANCIAL STATEMENTS


ISSUER                                                                                         SHARES           VALUE
Banks -- Superregional 27.47%                                                                            $237,699,962
Bank of America Corp. (NC)                                                                    337,335      27,152,094
Bank One Corp. (OH)                                                                           359,880      17,767,276
Comerica, Inc. (MI) +                                                                         447,400      23,099,262
Fifth Third Bancorp (OH)                                                                      422,563      22,674,731
KeyCorp (OH) +                                                                                320,000       9,504,000
Mellon Financial Corp. (PA)                                                                   330,000       9,781,200
National City Corp. (DE) +                                                                    590,188      20,461,818
PNC Financial Services Group (PA)                                                             390,500      20,735,550
SunTrust Banks, Inc. (GA) +                                                                   161,152      10,966,394
U.S. Bancorp (MN)                                                                             941,041      24,128,291
Wachovia Corp. (NC)                                                                           556,625      25,465,594
Wells Fargo & Co. (CA)                                                                        459,861      25,963,752

Broker Services 0.22%                                                                                       1,933,316
Lehman Brothers Holdings, Inc. (NY)                                                            20,000       1,468,000
Piper Jaffray Cos., Inc. (MN) +                                                                 9,610         465,316

Finance 3.61%                                                                                              31,186,046
CIT Group, Inc. (NY)                                                                          206,900       7,111,153
Citigroup, Inc. (NY)                                                                          449,925      21,636,893
MBNA Corp. (DE)                                                                               100,000       2,438,000

Insurance 1.42%                                                                                            12,332,400
MetLife, Inc. (NY)                                                                            104,000       3,588,000
Prudential Financial, Inc. (NJ)                                                                60,000       2,636,400
XL Capital Ltd. (Class A) (Bermuda) +                                                          80,000       6,108,000

Investment Management 3.04%                                                                                26,265,475
Affiliated Managers Group, Inc. (MA) *+                                                       270,750      13,185,525
Federated Investors, Inc. (Class B) (PA)                                                       30,000         882,000
Legg Mason, Inc. (MD)                                                                         132,500      12,197,950

Mortgage Banking 3.69%                                                                                     31,888,480
Countrywide Financial Corp. (CA)                                                              225,000      13,342,500
Fannie Mae (DC)                                                                               122,500       8,418,200
Freddie Mac (VA)                                                                              140,000       8,176,000
New Century Financial Corp. (CA)                                                               46,000       1,951,780

Thrifts 5.10%                                                                                              44,100,113
Astoria Financial Corp. (NY)                                                                   71,910       2,475,142
Commercial Capital Bancorp., Inc. (CA) * +                                                    450,000       7,947,000
GreenPoint Financial Corp. (NY)                                                               255,750       9,974,250
Hingham Institute for Savings (MA)                                                             80,000       3,200,000
LSB Corp. (MA)                                                                                 65,000       1,059,500
NewAlliance Bancshares Inc (CT) * +                                                            12,581         171,731
PennFed Financial Services, Inc. (NJ)                                                         156,800       4,719,680
Sovereign Bancorp, Inc. (PA)                                                                   30,000         599,400
Washington Mutual, Inc. (WA)                                                                  276,812      10,903,625
Webster Financial Corp. (CT)                                                                   70,110       3,049,785

See notes to
financial statements.


8


FINANCIAL STATEMENTS


                                                                             INTEREST       PAR VALUE
ISSUER, DESCRIPTION, MATURITY DATE                                               RATE   (000s OMITTED)           VALUE
BONDS 0.11%                                                                                                  $939,323
(Cost $770,000)

Banks -- United States 0.11%
CSBI Capital Trust I,
Sub Cap Income, Ser A 06-06-27 (A)                                             11.750%           $770         939,323

SHORT-TERM INVESTMENTS 15.31%                                                                            $132,418,750
(Cost $132,418,750)

Certificates of Deposit 0.01%
Deposits in mutual banks                                                                           76          76,490

Joint Repurchase Agreement 0.77%
Investment in a joint repurchase agreement
transaction with Barclays Capital, Inc. --
Dated 04-30-04, due 05-03-04 (Secured by
U.S. Treasury Inflation Indexed Bond 3.875%,
due 04-15-29, and U.S. Treasury Inflation
Indexed Note 3.000%, due 07-15-12)                                               0.93           6,643       6,643,000


                                                                                               SHARES
Cash Equivalents 14.53%
AIM Cash Investment Trust**                                                               125,699,260     125,699,260

TOTAL INVESTMENTS 114.64%                                                                                $991,757,502

OTHER ASSETS AND LIABILITIES, NET (14.64%)                                                              ($126,614,758)

TOTAL NET ASSETS 100.00%                                                                                 $865,142,744


See notes to
financial statements.

FINANCIAL STATEMENTS

Notes to Schedule of Investments

  + All or a portion of this security is on loan as of April 30, 2004.

  * Non-income-producing security.

 ** Represents investment of securities lending collateral.

(A) This security is valued in good faith under procedures established by the Board of Trustees.

(R) This security is exempt from registration under Rule 144A of the Securities Act of 1933. Such security may be resold, normally to qualified institutional buyers, in transactions exempt from registration. Rule 144A securities amounted to $6,754,900 or 0.78% of net assets as of April 30, 2004.

(r) Direct placement securities are restricted to resale. They have been valued in accordance with procedures approved by the Trustees after consideration of restrictions as to resale, financial condition and prospectus of the issuer, general market conditions and pertinent information in accordance with the Fund's by-laws and the Investment Company Act of 1940, as amended. The Fund has limited rights to registration under the Securities Act of 1933 with respect to these restricted securities. Additional information on these securities is as follows:


                                                             VALUE AS A
                                                             PERCENTAGE            VALUE
                             ACQUISITION    ACQUISITION       OF FUND'S            AS OF
ISSUER, DESCRIPTION                 DATE           COST      NET ASSETS   APRIL 30, 2004
----------------------------------------------------------------------------------------
First Regional Bancorp          03-25-04     $2,950,000            0.31%      $2,722,500


Parenthetical disclosure of a foreign country in the security description represents the country of a foreign issuer.

The percentage shown for each investment category is the total value of that category as a percentage of the net assets of the Fund.

See notes to
financial statements.

FINANCIAL STATEMENTS

ASSETS AND
LIABILITIES

April 30, 2004
(unaudited)

This Statement
of Assets and
Liabilities is the
Fund's balance
sheet. It shows
the value of
what the Fund
owns, is due
and owes.
You'll also find
the net asset
value for each
common share.

ASSETS
Investments at value, including $123,063,636 of
securities loaned
Unaffiliated issuers (cost $527,277,598)                         $990,401,607
Affiliated issuers (cost $567,150)                                  1,355,895
Cash                                                                      339
Dividends and interest receivable                                   1,269,314
Other assets                                                          160,337

Total assets                                                      993,187,492

LIABILITIES
Payable for securities purchased                                    1,073,644
Payable for securities on loan                                    125,699,260
Payable to affiliates
Management fees                                                       979,395
Other                                                                 170,330
Other payables and accrued expenses                                   122,119

Total liabilities                                                 128,044,748

NET ASSETS
Capital paid-in                                                   396,939,741
Accumulated net realized gain on investments                          935,962
Net unrealized appreciation of investments                        463,912,754
Accumulated net investment income                                   3,354,287

Net assets                                                       $865,142,744

NET ASSET VALUE PER SHARE
Based on 84,400,000 shares outstanding                                 $10.25

See notes to
financial statements.

FINANCIAL STATEMENTS

OPERATIONS

For the period ended
April 30, 2004
(unaudited) 1

This Statement
of Operations
summarizes the
Fund's investment
income earned
and expenses
incurred in operat-
ing the Fund.
It also shows net
gains (losses) for
the period stated.

INVESTMENT INCOME
Dividends (including $17,663 received from affiliated issuers)    $11,239,402
Interest                                                              109,944
Securities lending                                                     91,456

Total investment income                                            11,440,802

EXPENSES
Investment management fees                                          5,270,009
Administration fees                                                 1,145,654
Custodian fees                                                         56,757
Printing                                                               43,177
Registration and filing fees                                           30,947
Professional fees                                                      24,378
Trustees' fees                                                         20,834
Transfer agent fees                                                    17,926
Miscellaneous                                                          17,164
Securities lending fees                                                 2,247

Total expenses                                                      6,629,093
Less expense reductions                                              (229,131)

Net expenses                                                        6,399,962

Net investment income                                               5,040,840

REALIZED AND UNREALIZED GAIN (LOSS)

Net realized gain on investments                                   23,850,985
Change in net unrealized appreciation (depreciation)
  of investments                                                  (10,939,166)

Net realized and unrealized gain                                   12,911,819

Increase in net assets from operations                            $17,952,659

1 Semiannual period from 11-1-03 through 4-30-04.

See notes to
financial statements.

FINANCIAL STATEMENTS

CHANGES IN
NET ASSETS

These Statements
of Changes in Net
Assets show how
the value of the
Fund's net assets
has changed dur-
ing the last two
periods. The dif-
ference reflects
earnings less
expenses, any
investment gains
and losses and
distributions paid
to shareholders.
                                                      YEAR        PERIOD
                                                     ENDED         ENDED
                                                  10-31-03       4-30-04 1
INCREASE (DECREASE) IN NET ASSETS
From operations
Net investment income                          $10,173,850    $5,040,840
Net realized gain                               43,579,476    23,850,985
Change in net unrealized
  appreciation (depreciation)                  136,897,644   (10,939,166)

Increase in net assets
  resulting from operations                    190,650,970    17,952,659

Distributions to shareholders
From net investment income                      (9,831,756)   (9,873,112)
From net realized gain                         (62,701,604)  (66,363,720)
                                               (72,533,360)  (76,236,832)

NET ASSETS
Beginning of period                            805,309,307   923,426,917

End of period 2                               $923,426,917  $865,142,744


1 Semiannual period from 11-1-03 through 4-30-04. Unaudited.

2 Including accumulated net investment income of $8,186,559 and $3,354,287, respectively.

See notes to
financial statements.

FINANCIAL HIGHLIGHTS

FINANCIAL
HIGHLIGHTS


COMMON SHARES

The Financial Highlights show how the Fund's net asset value for a share has changed since the end of the previous period.

PERIOD ENDED                                          10-31-99    10-31-00    10-31-01    10-31-02    10-31-03     4-30-04 1
PER SHARE OPERATING PERFORMANCE
Net asset value,
  beginning of period                                   $11.08      $11.31       $9.53       $9.76       $9.54      $10.94
Net investment income 2                                   0.14        0.19        0.15        0.11        0.12        0.06
Net realized and unrealized
  gain (loss) on investments                              0.40       (1.27)       0.86        0.88        2.14        0.16
Total from
  investment operations                                   0.54       (1.08)       1.01        0.99        2.26        0.22
Less distributions
From net investment income                               (0.14)      (0.15)      (0.21)      (0.13)      (0.12)      (0.12)
From net realized gain                                   (0.17)      (0.55)      (0.57)      (1.08)      (0.74)      (0.79)
                                                         (0.31)      (0.70)      (0.78)      (1.21)      (0.86)      (0.91)
Net asset value,
  end of period                                         $11.31       $9.53       $9.76       $9.54      $10.94      $10.25
Per share market value,
  end of period                                          $9.50       $7.81       $7.88       $7.92       $9.65       $9.13
Total return
  at market value 3 (%)                                 (16.44)     (10.58)       9.56 4     15.39 4     35.54 4      3.42 4,5

RATIOS AND SUPPLEMENTAL DATA
Net assets, end of period
  (in millions)                                           $955        $804        $823        $805        $923        $865
Ratio of expenses
  to average net assets (%)                               1.48        1.47        1.43        1.43        1.43        1.40 6
Ratio of adjusted expenses
  to average net assets 7 (%)                               --          --        1.45        1.46        1.48        1.45 6
Ratio of net investment income
  to average net assets (%)                               1.29        2.18        1.51        1.11        1.28        1.11 6
Portfolio turnover (%)                                       5          13          27          20           4           1


1 Semiannual period from 11-1-03 through 4-30-04. Unaudited.

2 Based on the average of the shares outstanding.

3 Assumes dividend reinvestment.

4 Total returns would have been lower had certain expenses not been reduced during the periods shown.

5 Not annualized.

6 Annualized.

7 Does not take into consideration expense reductions during the periods shown.

See notes to
financial statements.

NOTES TO
STATEMENTS

Unaudited

NOTE A
Accounting policies

John Hancock Bank and Thrift Opportunity Fund (the "Fund") is a diversified closed-end management investment company, shares of which were initially offered to the public on August 23, 1994, and are publicly traded on the New York Stock Exchange.

Significant accounting policies
of the Fund are as follows:

Valuation of investments

Securities in the Fund's portfolio are valued on the basis of market quotations, valuations provided by independent pricing services or at fair value as determined in good faith in accordance with procedures approved by the Trustees. Short-term debt investments maturing within 60 days are valued at amortized cost, which approximates market value. Investments in AIM Cash Investment Trust are valued at their net asset value each business day.

Joint repurchase agreement

Pursuant to an exemptive order issued by the Securities and Exchange Commission, the Fund, along with other registered investment companies having a management contract with John Hancock Advisers, LLC (the "Adviser"), a wholly owned subsidiary of John Hancock Financial Services, Inc., may participate in a joint repurchase agreement transaction. Aggregate cash balances are invested in one or more large repurchase agreements, whose underlying securities are obligations of the U.S. government and/or its agencies. The Fund's custodian bank receives delivery of the underlying securities for the joint account on the Fund's behalf. The Adviser is responsible for ensuring that the agreement is fully collateralized at all times.

Investment transactions

Investment transactions are recorded as of the date of purchase, sale or maturity. Net realized gains and losses on sales of investments are determined on the identified cost basis.

Discount and premium on securities

The Fund accretes discount and amortizes premiums from par value on securities from either the date of issue or the date of purchase over the life of the security.

Expenses

The majority of expenses are directly identifiable to an individual fund. Expenses that are not readily identifiable to a specific fund are allocated in such a manner as deemed equitable, taking into consideration, among other things, the nature and type of expense and the relative sizes of the funds.

Securities lending

The Fund may lend securities to certain qualified brokers who pay the Fund negotiated lender fees. The loans are collateralized at all times with cash or securities with a market value at least equal to the market value of the securities on loan. As with other extensions of credit, the Fund may bear the risk of delay of the loaned securities in recovery or even loss of rights in the collateral, should the borrower of the securities fail financially. On April 30, 2004, the Fund loaned securities having a market value of $123,063,636 collateralized by cash in the amount of $125,699,260. The cash collateral was invested in a short-term instrument. Securities lending expenses are paid by the Fund to the Adviser.

Federal income taxes

The Fund qualifies as a "regulated investment company" by complying with the applicable provisions of the Internal Revenue Code and will not be subject to federal income tax on taxable income that is distributed to shareholders. Therefore, no federal income tax provision is required.

Dividends, interest and distributions

Dividend income on investment securities is recorded on the ex-dividend date or, in the case of some foreign securities, on the date thereafter when the Fund identifies the dividend. Interest income on investment securities is recorded on the accrual basis. Foreign income may be subject to foreign withholding taxes, which are accrued as applicable.

The Fund records distributions to shareholders from net investment income and net realized gains on the ex-dividend date. Such distributions, on a tax basis, are determined in conformity with income tax regulations, which may differ from accounting principles generally accepted in the United States of America. Distributions in excess of tax basis earnings and profits, if any, are reported in the Fund's financial statements as a return of capital.

In December 2003, the Fund was granted an exemptive order from the Securities and Exchange Commission to implement a managed distribution plan. The plan requires the Fund to make quarterly distributions of at least 2.5% of the Fund's net asset value as of the prior calendar year end or at least 10% annually. On March 5, 2004, the Fund declared its first managed distribution of $0.27 per share from long-term capital gains.

Use of estimates

The preparation of these financial statements, in accordance with accounting principles generally accepted in the United States of America, incorporates estimates made by management in determining the reported amount of assets, liabilities, revenues and expenses of the Fund. Actual results could differ from these estimates.

NOTE B
Management fee and
transactions with
affiliates and others

The Fund has an investment management contract with the Adviser. Under the investment management contract, the Fund pays a monthly management fee to the Adviser at an annual rate of 1.15% of the Fund's average weekly net asset value.

The Fund has an agreement with the Adviser to perform certain administrative services for the Fund. The compensation for the period was at an annual rate of approximately 0.25% of the average weekly net asset value of the Fund. The Adviser agreed to limit the administration fee to 0.20% of the Fund's average weekly net asset value. Accordingly, the expense reductions related to the administration fee amounted to $229,131 for the period ended April 30, 2004. The Adviser reserves the right to terminate this limitation in the future with Trustees' approval.

Mr. James A. Shepherdson is a director and/or officer of the Adviser and/or its affiliates, as well as Trustee of the Fund. The compensation of unaffiliated Trustees is borne by the Fund. The unaffiliated Trustees may elect to defer, for tax purposes, their receipt of this compensation under the John Hancock Group of Funds Deferred

Compensation Plan. The Fund makes investments into other John Hancock funds, as applicable, to cover its liability for the deferred compensation. Investments to cover the Fund's deferred compensation liability are recorded on the Fund's books as another asset. The deferred compensation liability and the related other asset are always equal and are marked to market on a periodic basis to reflect any income earned by the investments, as well as any unrealized gains or losses. The Deferred Compensation Plan investments had no impact on the operations of the Fund.

NOTE C
Fund common
share transactions

The Fund had no common share transactions during the period ended April 30, 2004.

NOTE D
Investment
transactions

Purchases and proceeds from sales or maturities of securities, other than short-term securities and obligations of the U.S. government, during the period ended April 30, 2004, aggregated $11,744,235 and $73,158,540, respectively.

The cost of investments owned on April 30, 2004, including short-term investments, for federal income tax purposes, was $527,971,627. Gross unrealized appreciation and depreciation of investments aggregated $466,297,264 and $2,511,389, respectively, resulting in net unrealized appreciation of $463,785,875. The difference between book basis and tax basis net unrealized appreciation of investments is attributable primarily to the tax deferral of losses on certain sales of securities.

NOTE E
Transactions in securities of affiliated issuers

Affiliated issuers, as defined by the Investment Company Act of 1940, are those in which the Fund's holdings of an issuer represent 5% or more of the outstanding voting securities of the issuer. A summary of the Fund's transactions in the securities of these issuers during the period ended April 30, 2004 is set forth below.

                  BEGINNING    ENDING
                      SHARE     SHARE  REALIZED  DIVIDEND      ENDING
AFFILIATE            AMOUNT    AMOUNT      GAIN    INCOME       VALUE
FNB Bankshares (ME)
common stock
bought: none
sold: none           20,780    62,340*       --   $17,663  $1,355,895

Totals                                            $17,663  $1,355,895

* Reflects 3-for-1 stock split, record date 3-22-04.

INVESTMENT
OBJECTIVE
AND POLICY

The Fund is a closed-end diversified management investment company, shares of which were initially offered to the public on August 23, 1994 and are publicly traded on the New York Stock Exchange. Its investment objective is long-term capital appreciation.

On November 20, 2001 the Fund's Trustees approved the following investment policy changes effective December 15, 2001: Under normal circumstances, the Fund will invest at least 80% of its net assets in equity securities of U.S. regional banks and thrifts and holding companies that primarily own or receive a substantial portion of their income from regional banks or thrifts. "Net assets" is defined as net assets plus borrowings for investment purposes. "Primarily owned" means that the bank or financial holding company derives a substantial portion of its business from U.S. regional banks or thrifts as determined by the Adviser, based upon generally accepted measures such as revenues, asset size and number of employees. U.S. regional banks or thrifts are ones that provide full-service banking (i.e. savings accounts, checking accounts, commercial lending and real estate lending) and whose assets are primarily of domestic origin. The Fund will notify shareholders at least 60 days prior to any change in this 80% investment policy.

The Fund may invest in investment-grade debt securities as well as debt securities rated BB or below by Standard & Poor's Ratings group ("Standard & Poor's") or Ba or below by Moody's Investors Service, Inc. ("Moody's"), or, if unrated by such rating organizations, determined by the Adviser to be of comparable quality.

BY-LAWS

On November 19, 2002, the Board of Trustees adopted several amendments to the Fund's by-laws, including provisions relating to the calling of a special meeting and requiring advance notice of shareholder proposals or nominees for Trustee. The advance notice provisions in the by-laws require shareholders to notify the Fund in writing of any proposal that they intend to present at an annual meeting of shareholders, including any nominations for Trustee, between 90 and 120 days prior to the first anniversary of the mailing date of the notice from the prior year's annual meeting of shareholders. The notification must be in the form prescribed by the by-laws. The advance notice provisions provide the Fund and its Trustees with the opportunity to thoughtfully consider and address the matters proposed before the Fund prepares and mails its proxy statement to shareholders. Other amendments set forth the procedures that must be followed in order for a shareholder to call a special meeting of shareholders. Please contact the Secretary of the Fund for additional information about the advance notice requirements or the other amendments to the by-laws.

DIVIDEND
REINVESTMENT PLAN

The Fund offers its shareholders a Dividend Reinvestment Plan, (the "Plan"), which offers the opportunity to earn compounded yields. Each holder of common shares will automatically have all distributions of dividends and capital gains reinvested by Mellon Investor Services as Plan agent for the shareholders (the "Plan Agent"), unless an election is made to receive cash. Each registered shareholder will receive from the Plan Agent an authorization card to be signed and returned if the shareholder elects to receive distributions from net investment income in cash or elects not to receive capital gains distributions in the form of a shares dividend. Shareholders may also make their election by notifying the Plan Agent by telephone or by visiting the Plan Agent's Web site at www.melloninvestor.com.

Holders of common shares who elect not to participate in the Plan will receive all distributions in cash paid by check mailed directly to the shareholder of record (or if the common shares are held in street or other nominee name, then to the nominee) by the Plan Agent, as dividend disbursing agent. Shareholders whose shares are held in the name of a broker or nominee or shareholders transferring such an account to a new broker or nominee should contact the broker or nominee, to determine whether and how they may participate in the Plan.

The Plan Agent serves as agent for the holders of common shares in administering the Plan. After the Fund declares a dividend or makes a capital gains distribution, the Plan Agent will, as agent for the participants, receive the cash payment and use it to buy common shares in the open market, on the New York Stock Exchange or elsewhere, for the participants' accounts. The Fund will not issue any new shares in connection with the Plan. The Plan Agent's fees for the handling of reinvestment of dividends and other distributions will be paid by the Fund. Each participant will pay a pro rata share of brokerage commissions incurred with respect to the Plan Agent's open market purchases in connection with the reinvestment of distributions. There are no other charges to participants for reinvesting dividends or capital gain distributions.

Participants in the Plan may withdraw from the Plan at any time by contacting the Plan Agent by telephone, in writing or by visiting the Plan Agent's Web site at www.melloninvestor.com. Such withdrawal will be effective immediately if received prior to a dividend record date; otherwise, it will be effective for all subsequent dividend record dates. When a participant withdraws from the Plan or upon termination of the Plan, as provided below, either a cash payment will be made to the participant for the full value of the common shares credited to the account upon instruction by the participant, or certificates for whole common shares credited to his or her account under the Plan will be issued and a cash payment will be made for any fraction of a common share credited to such account.

The Plan Agent maintains each shareholder's account in the Plan and furnishes monthly written confirmations of all transactions in the accounts, including information needed by the shareholders for personal and tax records. The Plan Agent will hold common shares in the account of each Plan participant in non-certificated form in the name of the participant. Proxy material relating to shareholders' meetings of the Fund will include those shares purchased as well as shares held pursuant to the Plan. In the case of shareholders such as banks, brokers, or nominees, which hold common shares for others who are the beneficial owners, the Plan Agent will administer the Plan on the basis of the number of common shares certified from time to time by the record shareholders as representing the total amount registered in the record shareholder's name and held for the account of beneficial owners who are participants in the Plan. Shares may be purchased through broker-dealers.

Dividends and capital gains distributions are taxable whether received in cash or reinvested in additional common shares, and the automatic reinvestment of dividends and capital gain distributions will not relieve participants of any U.S.federal income tax that may be payable or required to be withheld on such dividends or distributions. The amount of dividends to be reported on 1099-DIV should be the amount of cash used by the Plan Agent to purchase shares in the open market, including the amount of cash allocated to brokerage commissions paid on such purchases.

Experience under the Plan may indicate that changes are desirable. Accordingly, the Fund reserves the right to amend or terminate the Plan as applied to any distribution paid subsequent to written notice of the change sent to all shareholders of the Fund at least 90 days before the record date for the dividend or distribution. The Plan may be amended or terminated by the Plan Agent by at least 90 days' written notice to all shareholders of the Fund. All correspondence or additional information concerning the Plan should be directed to the Plan Agent, Mellon Bank, N.A., c/o Mellon Investor Services, P.O. Box 3338, South Hackensack, NJ 07606-1938 (telephone 1-800-852-0218).

SHAREHOLDER
COMMUNICATION
AND ASSISTANCE

If you have any questions concerning the Fund, we will be pleased to assist you. If you hold shares in your own name and not with a brokerage firm, please address all notices, correspondence, questions or other communications regarding the Fund to the transfer agent at:

Mellon Investor Services
85 Challenger Road
Overpeck Centre
Ridgefield Park, NJ 07660
Telephone: 1-800-852-0218

If your shares are held with a brokerage firm, you should contact that firm, bank or other nominee for assistance.

SHAREHOLDER MEETINGS

On March 18, 2004, the Annual Meeting of the Fund was held to elect three Trustees and to ratify the actions of the Trustees in selecting independent auditors for the Fund.

Proxies covering 81,234,775 shares of beneficial interest were voted at the meeting. The shareholders elected the following Trustees to serve until their respective successors are duly elected and qualified, with the votes tabulated as follows:

                                                             WITHHELD
                                               FOR          AUTHORITY
---------------------------------------------------------------------
Patti McGill Peterson                   79,074,918          2,159,857

Steven R. Pruchansky                    79,411,637          1,823,138

Norman H. Smith                         79,015,917          2,218,858

The shareholders ratified the Trustees' selection of Deloitte & Touche LLP as the Fund's independent auditor for the fiscal year ending October 31, 2004, with votes tabulated as follows: 79,675,601 FOR, 597,378 AGAINST and 961,796 ABSTAINING.

FOR YOUR
INFORMATION

TRUSTEES
James F. Carlin
William H. Cunningham
Ronald R. Dion
Charles L. Ladner*
Patti McGill Peterson*
Dr. John A. Moore*
Steven R. Pruchansky
James A. Shepherdson
Lt. Gen. Norman H. Smith,  USMC (Ret.)
John P. Toolan*

*Members of the Audit Committee

OFFICERS

James A. Shepherdson
President and Chief Executive Officer

Richard A. Brown
Senior Vice President
and Chief Financial Officer

Susan S. Newton
Senior Vice President and Secretary

William H. King
Vice President and Treasurer

INVESTMENT ADVISER

John Hancock Advisers, LLC
101 Huntington Avenue
Boston, Massachusetts 02199-7603

CUSTODIAN

The Bank of New York
One Wall Street
New York, New York 10286

TRANSFER AGENT AND DIVIDEND DISBURSER

Mellon Investor Services
85 Challenger Road
Overpeck Centre
Ridgefield Park, New Jersey 07660

LEGAL COUNSEL

Hale and Dorr LLP
60 State Street
Boston, Massachusetts 02109-1803

STOCK SYMBOL

Listed New York Stock Exchange: BTO

For shareholder assistance refer to page 20


HOW TO
CONTACT US

On the Internet                         www.jhfunds.com

By regular mail                         Mellon Investor Services
                                        85 Challenger Road
                                        Overpeck Centre
                                        Ridgefield Park, NJ 07660

Customer service representatives        1-800-852-0218

Portfolio commentary                    1-800-344-7054

24-hour automated information           1-800-843-0090

TDD Line                                1-800-231-5469

The Fund's voting policies and procedures are available without charge, upon request:

By phone                                1-800-225-5291

On the Fund's Web site                  www.jhfunds.com/proxy

On the SEC's Web site                   www.sec.gov

[A 1 1/2" x 1/2" John Hancock (Signature) logo in upper left hand corner. A tag line below reads "JOHN HANCOCK FUNDS."]

1-800-852-0218
1-800-843-0090 EASI-Line
1-800-231-5469 (TDD)

www.jhfunds.com

---------------
PRESORTED
STANDARD
U. S. POSTAGE
PAID
MIS
---------------

P90SA   4/04
        6/04

ITEM 2.  CODE OF ETHICS.

Not applicable at this time.

ITEM 3.  AUDIT COMMITTEE FINANCIAL EXPERT.

Not applicable at this time.

ITEM 4.  PRINCIPAL ACCOUNTANT FEES AND SERVICES.

Not applicable at this time.

ITEM 5.  AUDIT COMMITTEE OF LISTED REGISTRANTS.

Not applicable.

ITEM 6.  SCHEDULE OF INVESTMENTS.

Not applicable.

ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 8. PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

Not applicable.

ITEM 9.  SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

(a) The registrant has adopted procedures by which shareholders may recommend nominees to the registrant's Board of Trustees. A copy of the procedures is filed as an exhibit to this Form N-CSR. See attached "John Hancock Funds - Administration Committee Charter".

ITEM 10.  CONTROLS AND PROCEDURES.

(a) Based upon their evaluation of the registrant's disclosure controls and procedures as conducted within 90 days of the filing date of this Form N-CSR, the registrant's principal executive officer and principal financial officer have concluded that those disclosure controls and procedures provide reasonable assurance that the material information required to be disclosed by the registrant on this report is recorded, processed, summarized and reported within the time periods specified in the Securities and Exchange Commission's rules and forms.

(b) There were no changes in the registrant's internal control over financial reporting that occurred during the registrant's most recent fiscal half-year (the registrant's second fiscal half-year in the case of an annual report) that have materially affected, or are reasonably likely to materially affect, the registrant's internal control over financial reporting.

ITEM 11.  EXHIBITS.

(a)(1) Separate certifications for the registrant's principal executive officer and principal financial officer, as required by Section 302 of the Sarbanes-Oxley Act of 2002 and Rule 30a-2(a) under the Investment Company Act of 1940, are attached.

(b)(1) Separate certifications for the registrant's principal executive officer and principal financial officer, as required by 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, and Rule 30a-2(b) under the Investment Company Act of 1940, are attached. The certifications furnished pursuant to this paragraph are not deemed to be "filed" for purposes of Section 18 of the Securities Exchange Act of 1934, or otherwise subject to the liability of that section. Such certifications are not deemed to be incorporated by reference into any filing under the Securities Act of 1933 or the Securities Exchange Act of 1934, except to the extent that the Registrant specifically incorporates them by reference.

(c)(1) Submission of Matters to a Vote of Security Holders is attached. See attached "John Hancock Funds - Administration Committee Charter".

(c)(2) Contact person at the registrant.


SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

John Hancock Patriot Premium Dividend Fund II


By:
---------------------------------
James A. Shepherdson
President and Chief Executive Officer


Date:  June 24, 2004


Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.


By:
---------------------------------
James A. Shepherdson
President and Chief Executive Officer


Date:  June 24, 2004


By:
---------------------------------
Richard A. Brown
Senior Vice President and Chief Financial Officer


Date:  June 24, 2004